NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, SUBJECT TO THE PROVISIONS OF THE BORROWER’S ARTICLES OF ASSOCIATION REGARDING RESTRICTIONS ON TRANSFER OF THE BORROWER'S SECURITIES, AS SHALL BE AMENDED FROM TIME TO TIME,THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Right to Purchase __________ Common Shares of InspireMD, Inc. (subject to adjustment as provided herein)

FORM OF COMMON SHARE PURCHASE WARRANT

No. __________	Issue Date: March 31, 2011

InspireMD, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received, _______________________________, ____________________________________________, or its assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until 5:00 p.m., Tel Aviv time, on three years after the Issue Date (the “Expiration Date”), up to ___________ fully paid and non-assessable Common Shares at a per share purchase price of One Dollar and Twenty-Three Cents (US$1.23).  The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the “Purchase Price.”  The number and character of such Common Shares and the Purchase Price are subject to adjustment as provided herein.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Share Exchange Agreement (the “Share Exchange Agreement”), dated as of December 29, 2010, entered into by the Company, the Holder and the other signatories thereto.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(A)           The term “Common Shares” includes (i) shares of the Company’s common stock, US$0.001 par value per share, as authorized on the issue date hereof, or (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(B)           The term “Other Securities” refers to any stock (other than Common Shares) and other securities of the Company or any other person (corporate or otherwise) that the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Shares, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Shares or Other Securities pursuant to Section 4 or otherwise.

(C)           The term “Principal Market” shall mean the NASDAQ Global Market, NASDAQ Global Select Market, the NASDAQ Capital Market, the New York Stock Exchange, the NYSE Amex Equities, the OTC Bulletin Board or in the over-the-counter market or Pink Sheets.

(D)           The term “Warrant Shares” shall mean the Common Shares issuable upon exercise of this Warrant.

1.           Exercise of Warrant.

1.1.           Number of Shares Issuable upon Exercise.  From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of Section 1.2 and 1.6 or upon exercise of this Warrant in part in accordance with Section 1.3, Common Shares of the Company, subject to adjustment pursuant to Section 4 below.

1.2.           Full Exercise.  This Warrant may be exercised in full, subject to Section 1.6 below, by the Holder hereof by delivery to the Company of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) duly executed by such Holder and delivery within two days thereafter of payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of whole Common Shares for which this Warrant is then exercisable by the Purchase Price then in effect. The original Warrant is not required to be surrendered to the Company until it has been fully exercised.

1.3.           Partial Exercise.  This Warrant may be exercised in part (but not for a fractional share) by delivery of a Subscription Form in the manner and at the place provided in Section 1.2, except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole Common Shares designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect.  On any such partial exercise, provided the Holder has surrendered the original Warrant, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof, the whole number of Common Shares for which such Warrant may still be exercised.

1.4.           Company Acknowledgment.  The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant.  If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.5.           Delivery of Stock Certificates, etc. on Exercise.  The Company agrees that, provided the full purchase price listed in the Subscription Form is received as specified in Section 1.2, the Common Shares purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which delivery of a Subscription Form shall have occurred and payment made for such shares as aforesaid.  As soon as practicable after the exercise of this Warrant in full or in part, and in any event within seven (7) calendar days thereafter (“Warrant Share Delivery Date”), the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and non-assessable Common Shares (or Other Securities) to which such Holder shall be entitled on such exercise, together with any other stock or other securities to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.  The Company understands that a delay in the delivery of the Warrant Shares after the Warrant Share Delivery Date could result in economic loss to the Holder.  In the event that the Company fails for any reason to effect delivery of the Warrant Shares by the Warrant Share Delivery Date, the Holder may revoke all or part of the relevant Warrant exercise by delivery of a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant.

1.6           Non Exercise and Expiration of Warrants.  Notwithstanding anything to the contrary set forth herein, in the event that (i) the Company has not completed a PIPE Financing prior to the Original Maturity Date (as defined in the Debentures) and (ii) the Company’s failure to complete a PIPE Financing was not the result of a PIPE Default (as defined in the Debentures), 1/3 (one third) of the Warrant Shares originally issuable hereunder shall expire immediately and no longer be issuable hereunder. Moreover, in order to enforce the foregoing clause, the Holder shall not be entitled to acquire more than 2/3 (two thirds) of the Warrant Shares originally issuable hereunder until following the Original Maturity Date.

2.           Exercise.  Payment upon exercise must be made at the option of the Holder either in cash, by wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, for the number of Common Shares specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Shares issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Shares (or Other Securities) determined as provided herein.

3.           Adjustment for Reorganization, Consolidation, Merger, etc.

3.1.           Fundamental Transaction.  If, at any time while this Warrant is outstanding, (A) the Company effects any merger or  consolidation  of the Company with or into another entity or (B) the Company effects any reclassification of the Common Shares or any compulsory share exchange pursuant to which the Common Shares is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental  Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant, subject to the limitations set forth herein (the “Alternate Consideration”). The aggregate Purchaser Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Purchase Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration.  The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3.1 and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.  The Merger is a Fundamental Transaction.  The Company shall give the Holder not less than fifteen (15) Business Days notice prior to any Fundamental Transaction (“Fundamental Transaction Notice”).  The failure to timely give a Fundamental Transaction Notice shall extend any rights of the Holder pursuant to this Warrant until fifteen (15) Business Days after receipt of a Fundamental Transaction Notice.

4.           Extraordinary Events Regarding Common Shares.  In the event that the Company shall (a) issue additional Common Shares as a dividend or other distribution of its assets on outstanding Common Shares, (b) subdivide its outstanding Common Shares, or (c) combine its outstanding Common Shares into a smaller number of Common Shares, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of Common Shares outstanding immediately prior to such event and the denominator of which shall be the number of Common Shares outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4.  The number of Common Shares that the Holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of Common Shares that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

5.           Certificate as to Adjustments.  In each case of any adjustment or readjustment in the Common Shares (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional Common Shares (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of Common Shares (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of Common Shares to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant..  The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

6.           Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements.  The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all Common Shares (or Other Securities) from time to time issuable on the exercise of the Warrant.  This Warrant entitles the Holder hereof, upon written request, to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Shares.

7.           Assignment; Exchange of Warrant.  Subject to compliance with applicable securities laws and the Company’s Articles of Association, as may be amended from time, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”).  On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws and the Company's Articles of Association, as may be amended from time to time, the Company will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of Common Shares called for on the face or faces of the Warrant so surrendered by the Transferor.

8.           Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9.           Maximum Exercise.  The Holder shall not be entitled to exercise this Warrant on an exercise date and the Company may not call this Warrant pursuant to Section 10, in connection with that number of Common Shares which would be in excess of the sum of (i) the number of Common Shares beneficially owned by the Holder and its affiliates on an exercise or call date, and (ii) the number of Common Shares issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding Common Shares on such date.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Rule 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 9.99%.  The Company shall have no obligation to determine whether the Holder may exercise this Warrant with respect to the limitations set forth in this paragraph and each delivery of a Subscription Form hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Subscription Form is permitted under this paragraph.

10.           Mandatory Conversion.  Notwithstanding anything to the contrary contained herein, the Company may, at any time, or from time to time, require the Holder, upon not less than fifteen (15) trading days  prior written notice, to exercise this Warrant in whole or in part in the event (i) the Company’s Common Shares shall be listed for trading on a Principal Market, (ii) the closing sales price for fifteen (15) consecutive trading days was at least 165% of the Purchase Price, (iii) the average daily trading volume of the Common Shares on the Principal Market, as reported by Bloomberg L.P., was not less than 150,000 shares for fifteen (15) consecutive trading days and (iv) there is an effective registration statement covering the resale of the Warrant Shares. In the event that the Holder does not exercise this Warrant prior to the date prescribed by the Company (the “Mandatory Exercise Date”), this Warrant shall expire immediately and the Mandatory Exercise Date shall be deemed to be the “Expiration Date” hereunder.

11.           Warrant Agent.  The Company may, by written notice to the Holder of the Warrant, appoint an agent (a “Warrant Agent”) for the purpose of issuing Common Shares (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

12.           Transfer on the Company's Books.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13.           Registration Rights.  The Holder of this Warrant will be granted the same registration rights granted to investors in the Reverse Merger Financing as defined in the Share Exchange Agreement.

14.           Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:  if to the Company, to: InspireMD, Ltd., 3 Menorat Hamaor St. Tel Aviv, Israel Fax:  + 972-3-6917692, Attn: Ofir Paz, with a copy to:  Haynes and Boone, LLP, 1221 Avenue of the Americas, 26th Floor, New York, NY 10020-1007, Fax: (212) 884–8234, Attention: Rick Werner, Esq., and (ii) if to the Holder, to the address and facsimile number listed on the first paragraph of this Warrant, with a copy by fax only to: Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, facsimile: (212) 697–3575.

15.           Applicable law and arbitration.  All disputes arising under this Warrant or in connection with the transactions hereunder shall be resolved only between the parties in good faith, however, if these efforts fail the dispute shall be resolved in accordance with the laws of the State of New York excluding that body of law pertaining to conflict of law.  Any action brought by either party against the other concerning the transactions contemplated by this Warrant must be brought only in the courts located in New York, New York.  Both parties and the individual signing this Agreement on behalf of the Company agree to submit to the exclusive jurisdiction of such courts and the Holder irrevocably waives any objection as to venue or “inconvenient forum.”

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

INSPIREMD, INC. By: _______________________________ Name: Title:

Exhibit A

FORM OF SUBSCRIPTION
(to be signed only on exercise of Warrant)

TO:  INSPIREMD, INC.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___________), hereby irrevocably elects to purchase ________ Common Shares covered by such Warrant

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered pursuant to the DTC instructions below or to __________________________________________________________________________ whose address is ____________________________________________________________________________
____________________________________________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Shares under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

DTC Instructions: ____________________________________________________________________
___________________________________________________________________________________
___________________________________________________________________________________

Dated:___________________	______________________________________________ (Signature must conform to name of holder as specified on the face of the Warrant) (Address)

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of Common Shares of INSPIREMD, INC. to which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of INSPIREMD, INC. with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: __________________, _______ Signed in the presence of: ________________________________ (Name) ACCEPTED AND AGREED: [TRANSFEREE] ________________________________ (Name)
_______________________________________________
(Signature must conform to name of holder as specified on the face of the warrant)

_______________________________________________

_______________________________________________
(address)

_______________________________________________

_______________________________________________
(address)